Exhibit 10.4

AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT, dated as of June 27, 2014 (this “Amendment”), among PARLEX 4 UK FINCO, LLC and PARLEX 4 FINANCE, LLC (the “Sellers”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Sellers and Buyer are parties to that certain Master Repurchase Agreement, dated as of December 20, 2013 (the “Existing Repurchase Agreement”); and

WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Existing Repurchase Agreement shall be amended as set forth in this Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

SECTION 1. Amendment to Master Repurchase Agreement.

(a) Exhibit VI of the Existing Repurchase Agreement is hereby amended by adding the following new paragraph (o) at the end of the subsection thereof entitled “REPRESENTATIONS AND WARRANTIES REGARDING EACH INDIVIDUAL PURCHASED ASSET THAT IS A JUNIOR MORTGAGE LOAN (OTHER THAN A PARTICIPATION INTEREST)”, in correct alphabetical order:

(o)     The representations and warranties set forth in this Exhibit VI regarding Senior Mortgage Loans shall be deemed incorporated herein and made by the applicable Seller with respect to each such Junior Mortgage Loan.

SECTION 2. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which this Amendment is executed and delivered by a duly authorized officer of each Seller and Buyer and acknowledged and agreed by Guarantor.

SECTION 3. Representations and Warranties. On and as of the date first above written, each Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 9 of the Repurchase Agreement are true and correct in all material respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such other date).

SECTION 4. Acknowledgments of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment, between Buyer and Sellers, and agrees that it continues to be bound by the Guarantee Agreement to the extent of the Obligations (as defined therein), as such obligations may be modified pursuant to this Amendment, and (b) that, as of the date hereof, Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its respective terms; provided, however, that upon the Amendment Effective Date, all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.

SECTION 6. Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 7. Costs and Expenses. Sellers shall pay Buyer’s reasonable actual out of pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.

SECTION 8. Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

To the extent that any party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment.

The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 8 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against any Seller or its property in the courts of other jurisdictions.

SECTION 9. WAIVER OF JULY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States

By:	/s/ Joseph E. Geoghan
Name: Joseph E. Geoghan Title: Managing Director
SELLERS: PARLEX 4 UK FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
Name: Douglas Armer Title: Managing Director Head of Capital Markets
PARLEX 4 FINANCE, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
Name: Douglas Armer Title: Managing Director Head of Capital Markets

Signature Page to Amendment No. 1 to Master Repurchase Agreement

Acknowledged and Agreed:

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment:

By:	/s/ Douglas Armer
Name: Douglas Armer Title: Managing Director Head of Capital Markets

Signature Page to Amendment No. 1 to Master Repurchase Agreement